Exhibit 99.2

© 2020 BiomX LTD. All rights reserved Company Introduction

Safe Harbor Statement This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions . When we discuss our expectations regarding the sufficiency of cash, cash equivalents and short - term deposits to fund the our current operating plan until at least the end of 2023 , or even later, the ability of our products to address unmet medical needs, the potential to receive up to $ 15 million in additional loan tranches if certain milestones are met, the design, aim, expected timing and results of our preclinical and clinical trials and studies, including resumption of certain development programs, as well as its pipeline and the potential of its product candidates, our ability to quickly generate clinical proof of concept in patients and the advantages of our BOLT platform as well as our leadership position in phage technology we are making forward - looking statements . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise . 2

We develop disease modifying therapies based on natural or engineered phage cocktails as precision medicines to target and specifically destroy harmful bacteria What we do 3 Our R&D platform enables generation of clinical proof of concept in patients within 12 - 18 months from project initiation * * In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, recruitment rate, cohort size and other factors.

Unique position as leader in phage technology 4 ၬ Technology • BOLT phage therapy platform – Rapid path from discovery to clinic • Scalable in - house manufacturing – can support annually over 50 different phage at a clinical grade • Maruho ROFO 3 for rights in Japan to atopic dermatitis product candidate • Biomarker discovery collaborations in IBD • Janssen (J&J) • Boehringer Ingelheim Partnerships Pipeline Financing and investors • Publicly traded ( NYSE:PHGE ) • Equity raised: $ 146 M • Grants received: $  M • Secured debt of up to $ 30 M • Expected cash runway until at least end of 2023 1. Part 1 Phase 1 / 2 results in cystic fibrosis,, Phase 1 / 2 results in atopic dermatitis 2. Inflammatory Bowel Disease (IBD) , Primary Sclerosing Cholangitis (PSC) 3. Right Of First Offer Only clinical stage phage company focusing on chronic indications • Focusing on cystic fibrosis & atopic dermatitis. Both expected to produce POC data in 2022 1 • Additional programs in IBD / PSC 2 & Cancer to resume in 2023

Phage: Nature’s precision tool to target bacteria Each phage binds only to specific bacterial strains Phage have an amplifying lifecycle Locate Inject Infect Multiply Assemble Eradicate Seek 1 2 3 4 5 6 7 5 Source: Kortright et al. (2019), Cell Host & Microbe

Oncology • Colorectal Cancer – F. nucleatum • Gastric Cancer – H. pylori Other • Acne – C. acnes • Liver Disease - E. faecalis Multiple potential applications of phage therapy 6 Immune mediated • Inflammatory Bowel Disease (IBD) – K. pneumoniae • Primary Sclerosing Cholangitis (PSC) - K. pneumoniae • Atopic Dermatitis – S. aureus Infectious diseases • Cystic Fibrosis - P. aeruginosa • Carbapenem Resistance - K. pneumoniae

Pipeline: 2 Phase 2 readouts expected by end of 2022 1 1 H 22 2H21 1H23 2H22 1H24 2H23 Phase 1b/2a part 1 ongoing Phase 1 b/ 2 a initiation Phase 1 b/ 2 a part 1 results Phase 1b/2a part 2 results Manufacturing CF Phase 2/3 initiation Phase 1/2 initiation Manufacturing Phase 1 / 2 results CMC scale up Manufacturing Atopic Dermatitis Phase 2 initiation Hold In vivo studies Hold In vivo results Cocktail optimization CRC Manufacturing Hold CMC Hold Manufacturing Phase 1 b/ 2 a results Manufacturing IBD/PSC 2 Cash and equivalents as of Dec. 30 th , 2021 were $63 M million; Cash runway expected at least until end of 2023, with additional venture debt tranches – mid - 24 1. Phase 1 b/ 2 a results in cystic fibrosis, Phase   2 results in atopic dermatitis. 2. As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, we currently anticipate that the BX 003 phage cocktail will be developed for both indications. Accordingly, the Phase 1 study is expected to support progress of both indications. 7 Programs postponed for ~12 months

Our platform allows clinical POC within 12 - 18 months 8 Target Bacteria Target Validation Phage Synthetic Engineering (optional) Cocktail Optimization Discovery & Characterization Manufacturing & Formulation Phage Therapy 3 Clinical testing 1. Strong safety profile of naturally occurring phage supported by regulatory feedback allows proceeding to Phase 1/2 studies without preclinical safety studies or Phase 1 studies in healthy volunteers. 2. In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria, rec ruitment rate, cohort size and other factors. 3. Usually, we would develop an optimized phage therapy, which is comprised of several phage (a phage cocktail) optimized to add res s multiple characteristics such as bacterial host range, emergence of resistance and other factors. In some cases, we may alternatively develop personalized pha ge cocktails tailored to target specific strain/s of a given patient. We may complete a clinical POC by treating multiple patients with either an optimized phage cock tai l or personalized cocktails Clinical POC in patients enabled within 12 - 18 months 1,2 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Traditional pharma drug development Phage therapy Discovery CMC Tox Phase 1 Phase 1 / 2 Phase 2 Phage cocktail

Cystic Fibrosis Upcoming milestone: Phase 1 b/ 2 a part 1 data expected in ב Q 2022

Recurring infections leading to antibiotic resistance are a main cause of death in CF 10 1. CF Foundation, Bomberg et al., 2008 2. Vertex 10 K filing 2020 , internal estimates Phases of P. aeruginosa infection in CF 1 Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Repeated antibiotic courses lead to nonmucoid and mucoid multidrug - resistance (MDR) of P. aeruginosa strains • CF patients regularly use multiple therapies – CFTR modulators, anti - infectives, mucolytic agents, bronchodilators and other • Worldwide CF therapeutic market in 2020 was approximately $ 8.5 B 2

Selected cases of compassionate use of phage therapy targeting P. aeruginosa 11 2 CF patients, Georgia 1,2 • 5 yr old & 7 yr old • Nebulized phage • Combined with antibiotics • 9 courses with 4 - 6 week intervals • Reduction in sputum bacterial burden (10 7 �� 10 4 CFU/g) 2 • Patient gained weight, clinical improvement observed 1 CF patient, San Diego, US 3 11 CF patients treated with phage targeting P. aeruginosa 1. Kutateladze et al., 2008 2. Kvachadze et al., 2011 3. Law et al., 2019 4. Stanley et al., 2020 8 CF patients, Yale University, US 4 • 26 yr old • Phage administered IV • Combined with antibiotics • No exacerbation within 100 days following the end of phage therapy • eIND path for 8 CF patients • Nebulized phage • 7 - 10 days, single or multiple rounds • Post phage therapy P. aeruginosa CFU titers decreased significantly ( 2.2 ± 0.76 log reduction) • Post phage therapy FEV 1 % changed in a range between 0 to 8.9 % Results demonstrate the potential of phage therapy to decrease bacterial burden and improve FEV1

12 BX 004 is active on antibiotic resistant P. aeruginosa strains and penetrates biofilm in vitro BX004 displays enhanced biofilm penetration compared to antibiotics ** ** Bacterial count Colony forming units / well ** BX004 penetrates biofilm in vitro 1 BX004 Control Biofilm was grown from P. aeruginosa for 24 hours and then treated with BX004 for 6 hours (control - untreated wells). Treatment with antibiotics not shown Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004 **p - value < 0.001 1. Internal data. A P. aeruginosa strain sensitive to antibiotics was grown to form biofilm 2. Imipenem 200 micrograms/ml (X100 MIC), (β - lactam antibiotic with activity against P. aeruginosa)

13 Phase 1 b/ 2 a study targeting P. aeruginosa with first readout expected in 2 Q 2022 Phase 1b/2a – Part 1 Objectives • Safety, PK and microbiologic/clinical activity • Endpoints • Safety and tolerability • Decrease in P. aeruginosa burden • Sputum pharmacokinetics • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic P. aeruginosa infection 8 Subjects • 6 receive nebulized BX004 • 2 receive nebulized placebo • 6 days duration of treatment Key Design Features • Single ascending dose followed by multiple doses Phase 1 b/ 2 a – Part 2 Objectives • Safety and efficacy Endpoints • Safety and tolerability • Decrease in P. aeruginosa burden • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic P. aeruginosa infection 24 subjects • Nebulized BX004 phage therapy or placebo • 2:1 randomization • 10 days duration of treatment Data expected  Q 2022 Data expected  Q

Upcoming milestone: Phase ׏ٖא data expected in ג Q 2022 Atopic Dermatitis

Atopic Dermatitis (AD) flares are associated with presence of S. aureus Relative abundance of staphylococcal species on skin during AD disease stages (metagenomics analysis) Control = healthy skin Baseline = routine AD disease state Flare = worsening in the clinical severity of the typical AD, without usage of skin - directed antimicrobial and anti - inflammatory treatments for seven days Post flare = 10 – 14 days after initiation of skin - directed therapies Individuals Mean relative abundance Control Baseline Flare Post - flare Byrd and Kong (2017) Sci Transl Med. 05 9(397) S. aureus becomes the dominant bacterial species during AD flares and is correlated with SCORAD 15

16 BX 005 eradicates S. aureus ( in vitro assay with 3 strains) Time (hours) Bacterial growth (measured by optical density) BX005 phage cocktail shows broad host range targeting of S. aureus in vitro In vitro, BX005 eradicated over 90% of S. aureus strains 1 0 0.2 0.4 0.6 0.8 0 5 10 15 20 3 untreated S. aureus strains The same 3 strains treated with BX005 Source: Internal data 1 . Panel of 120 strains isolated from skin of subjects from the US and Europe

17 BX 005 has the potential to be an efficacious and safe topical treatment for long - term use • Atopic dermatitis, a rapidly growing market 1 : • > $ 5 billion in 2020 • Expected to surpass $ 15 billion in 2027 • Over 35 % of atopic dermatitis patients are children • Parents are seeking efficacious topical treatments with a better safety profile • Calcineurin inhibitors and recently approved topical JAK inhibitor carry a black box warning for cancer risks in the US • Corticosteroids – limited for short term use. Long - term use has been associated with skin atrophy, starch marks, and corticosteroid addiction • Based on clinical experience of using natural phage topically 3 , BX 005 is expected to have fewer side effects and a safer profile compared to existing treatments 1. Atopic dermatitis Market forecast, trend analysis & competition tracking, Fact Mr. report 2. Atopic dermatitis: Global drug forecast and market analysis to 2027, GlobalData report 3. Based on safety data from BiomX’s clinical studies using a topical phage cocktail for acne - prone skin Children are the largest atopic dermatitis patient group Atopic dermatitis patients by age group (US) 2 Age 0 - 19 37% Age 20 - 39 32 % Age 40 - 59 20 % Age > 60 11 % Age 0 - 19 37 % Age 20 - 39 32% Age 40 - 59 20% Age > 60 11%

18 Phase 1 b/ 2 a atopic dermatitis study targeting S. aureus Study design - A double - blind, randomized, multicenter, vehicle - controlled study • Objectives • Safety, efficacy and pharmacodynamics • Endpoints • Safety and tolerability • Decrease in target bacteria • Clinical improvement (e.g. change in EASI / IGA / SCORAD scores) • Study Population • Adults with moderate - to - severe atopic dermatitis • S. aureus colonized • Approximately 48 subjects • BX 005 or placebo (vehicle) administered topically twice daily • 8 - week duration of treatment wk: week; F/U: Follow - Up Data expected  Q 2022 BX005/Placebo Applications Sampling First application Last application Topical administration Baseline 8 wks 4 weeks 8 weeks Screening 12 wks Post - dosing safety F/U

Inflammatory Bowel Disease (IBD), Primary Sclerosing Cholangitis (PSC) Upcoming milestone: Phase 1 b/ 2 a data expected in 2 H 2023

20 Pro - inﬂammatory Klebsiella strains affect IBD pathology Inﬂammatory induction is seen in GF mice* Higher abundance of Klebsiella strains in IBD patients IFN - g IFN - g GF + 7 other mix GF + target strain TH 1 % relative Abundance Abundance of Klebsiella strains Activity of bacterial target confirmed by BiomX IBD • Identifying potential disease causing pro - inﬂammatory Klebsiella strains Disease state Induce inﬂammation Source: Atarashi et al. (2017), Science * TH 1 – A lineage of CD 4 + effector T cell secreting IFNg and TNF. In IBD, TH 1  cells accumulate in the intestinal tract of IBD patients and are directly associated with disease Klebsiella strains CD – Crohn ’ s disease UC – Ulcerative colitis GF – Germ Free

21 Source: Nakamoto et al. (2019), Nature Microbiology *TH17 – A lineage of CD4+ effector T cell secreting IL17A+, promoting inflammation and fibrosis within the liver PSC • Klebsiella identified as possible driver of “ leaky gut ” Discovery approach Klebsiella pneumoniae (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro - inflammatory ( “ leaky gut ” ) KP isolated from mice ’ s lymph nodes colonized with patient samples Th 17 * is induced in livers of GF mice inoculated with fecal samples from PSC patients GF mice Humanized microbiota mice Analysis of immune response Fecal samples from PSC patients Healthy PSC patients Colitis patients Klebsiella pneumoniae plays a gating role SPF – Specific - pathogen - free HC – Healthy Controls PSC/UC – PSC and ulcerative colitis

Phage cocktail composition drives activity 22 Source: Internal data 1 st - generation phage cocktail (in - vivo) 2 nd - generation phage cocktail (in - vivo) reduces bacterial load Control 2 nd - gen cocktail Application of phage Fecal bacterial load Mucosa * *P<0.05 ; **P < 0.001 ** Phage cocktail Control *P < 0.01 LOD 1 st - gen cocktail Control Application of phage Fecal bacterial load * Adding 2 phage with new MOA Phage cocktails are optimized to prevent appearance of resistant bacteria by targeting multiple bacterial receptors and defense mechanisms

23 BX 002 : Phase 1 a pharmacokinetic results demonstrate delivery of high levels of viable phage to the gut 1 1. Study conducted with BX002, a phage therapy candidate for oral administration targeting K. pneumoniae. In November 2020, Biom X announced the consolidation of its IBD and PSC programs to develop one broad host range product candidate for both indication s, designated BX003. 2. PFU – Plaque forming units. 3. Value is based on median levels of K. Pneumoniae measured in clinical stool samples collected by BiomX from IBD patients. Time (days) Results - Median levels of viable phage detected in stool prior and following oral delivery of phage Baseline Treatment Follow up Median PFU 2 levels measured in stool (per day) ~ 10 3 Median levels 3 of target bacteria in IBD patients (~10 7 ) Phase 1 a study design 3 - day multiple - dose study (placebo - controlled) • Objectives • Safety and pharmacokinetics • Endpoints • Safety and tolerability • Detection of viable phage in stool • Study Population: Healthy volunteers • 18 subjects • Oral delivery • 14 phage treatment + 4 placebo • BX 002 was safe and well tolerated • Viable phage delivered is ~ 1,000 times higher compared to bacterial burden of K. pneumoniae in IBD patients

Stool test Phage treatment Identify presence of K. pneumoniae using companion diagnostic 24 In November 2020, BiomX announced the consolidation of its IBD and PSC programs to develop one broad host range product candidate for both indications, designated BX003. Phase 1 b/ 2 a study design Proof - of - Principle 4 - week dosing study (placebo - controlled) • Objectives • Safety and efficacy • Endpoints • Safety and tolerability • Reduction of K. pneumoniae (efficacy) • Stool microbiome evaluation • Study Population: Target bacteria carriers (Healthy volunteers or IBD/PSC patients) • 60 subjects total • Oral delivery • BX 003 or placebo • 30 subjects per cohort Data expected 2 H 2023 Patient A Target bacteria Phase 1b/2a study results expected in 2H 2023

Colorectal Cancer Upcoming milestone: Proof of concept in animal models by 2H 2023

26 + = Immune checkpoint inhibitors Effect on tumor “Cold” tumor “ Hot ” tumor + = Immune checkpoint inhibitors Effect on tumor Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery Most colorectal cancer (CRC) patients do not respond to immunotherapy

27 Bacteria residing inside tumors offer a novel targeted intervention to “ uncloak ” t umors to “ hot ” Numerous observations of bacteria residing inside tumors F. nucleatum Tumo r x 30 x 10 ISH, red= F. nucleatum Representative RNA - In - situ hybridization images showing patterns of F. nucleatum localization in human rectal cancer tissue samples F. nucleatum is found in over 80 % of colorectal cancer tumors (BiomX internal analysis and public data) BiomX internal data Li YY, Ge QX, Cao J, et al. (2016) World J Gastroenterol. Bachrach et al. (2016), Cell Host & Microbe Serna et al. (2020) Annals of Oncology Kostic et al. (2013), Cell Host & Microbe

28 Engineered phage are designed to deliver payloads to bacteria in tumors Phage are designed to carry payloads to intra - tumor bacteria Phage cocktail with a payload turns cold tumors into hot Add payload using SynBio + new gene Phage cocktail Phage cocktail + = Immune checkpoint inhibitors Effect on tumor “ Cold ” tumor “Cold” tumor “ Hot ” tumor + = Immune checkpoint inhibitors Effect on tumor Phage cocktail IV Payloads: IL - 15, GM - CSF, Cytosine Deaminase

Key development milestones Source: Internal data 29 CT - 26 2 x 10 5 /mouse (SC) 1 FN 14 (IV) 12 Phage treatment (IV) 15 Day: 18 CT - 26 2 x 10 5 /mouse (SC) 1 18 FN 14 (IV) 12 Phage treatment (IV) 23 15 10 Day: Anti PD - 1 treatment (IP) 13 Survival, Tumor growth rate 16 19 IV delivery of phage to intra - tumor bacteria ( in - vivo ) IL - 15 – engineered phage treatment resulted in RNA expression of IL - 15 payload in tumors and elevation of CD 8 + cells in draining lymph nodes Impact of engineered phage + anti - PD 1 in CRC mouse model Engineered Payloads: IL - 15 H 2 2023 * P. value < 0.05 7 Phages in 1 g tumor FN14 FN 14 +Phages Phages only RNA expression of IL - 15 payload in tumors Phages in 1 g tumor CT (IL - 15 payload) CD8 T cells in dLN + % of total cells Bacteria + native phage Bacteria + vehicle Bacteria + engineered phage

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